UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Office Depot, Inc. (the “Company”) issued an earnings release on May 9, 2017, announcing its financial results for the first quarter ended April 1, 2017. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.

ITEM 7.01. REGULATION OF FD DISCLOSURE

On May 9, 2017, the Company announced that its Board of Directors (the “Board”) has declared a quarterly cash dividend on the Company’s common stock of $0.025 per share, payable on June 15, 2017, to shareholders of record at the close of business on May 25, 2017. The Company’s May 9, 2017 press release announcing the declaration of the dividend, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

The information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Exhibit 99.2	Earnings release of Office Depot, Inc., dated May 9, 2017. Press release of Office Depot, Inc., dated May 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: May 9, 2017	/s/ Stephen R. Calkins
Stephen R. Calkins
Executive Vice President, Chief Legal Officer
& Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1 Exhibit 99.2	Earnings release of Office Depot, Inc. dated May 9, 2017. Press release of Office Depot, Inc., dated May 9, 2017.